EXHIBIT 99

CORRECTING and REPLACING Jefferies Announces All-Time Record Quarterly Profit and Fifth Consecutive Annual Record Results

    NEW YORK--(BUSINESS WIRE)--Jan. 19, 2005--In BW5374 issued Jan. 19, 2005: The Forward-Looking Statements have been revised. No financial information has been amended.

    The corrected release reads:

    JEFFERIES ANNOUNCES ALL-TIME RECORD QUARTERLY PROFIT AND FIFTH CONSECUTIVE ANNUAL RECORD RESULTS

    -- All-time record quarterly earnings of $35.4 million and $0.55 EPS for fourth quarter

    -- Record investment banking revenues of $106 million in fourth quarter and $353 million for 2004

    -- Record $1.2 billion in annual revenues and record $2.06 EPS for 2004

    Jefferies Group, Inc. (NYSE: JEF) today announced record annual and fourth quarter financial results for the year and quarter ended December 31, 2004.

    Highlights for the fourth quarter ended December 31, 2004:

    -- Total revenues were up 12% to a record $325.3 million versus $289.3 million for the fourth quarter of 2003.

    -- Net earnings were up 16% to a record $35.4 million compared to $30.6 million for the fourth quarter of 2003.

    -- Earnings per share (diluted) were up 10% to a record $0.55 compared to $0.50 for the fourth quarter of 2003.

    -- Total trading revenues were $139.1 million versus $150.0 million for the fourth quarter of 2003.

    -- Investment banking revenues were a record $105.7 million versus $98.7 million for the fourth quarter of 2003.

    -- Asset management related revenues were up 127% to a record $27.2 million versus $12.0 million for the fourth quarter of 2003.

    Highlights for the record year ended December 31, 2004:

    -- Total revenues were a record $1.2 billion versus $926.7 million for 2003.

    -- Net earnings were up 56% to a record $131.4 million compared to $84.1 million for 2003.

    -- Earnings per share (diluted) were up 45% to a record $2.06 compared to $1.42 for 2003.

    -- Total trading revenues were a record $617.1 million versus $551.5 million for 2003.

    -- Investment banking revenues were a record $352.8 million versus $229.6 million for 2003.

    -- Asset management related revenues were up 148% to a record $81.2 million versus $32.8 million for 2003.

    "We are proud that the Jefferies' platform continues to grow and diversify, as demonstrated by these record results," said Richard B. Handler, Chairman and Chief Executive Officer of Jefferies. "We remain focused on providing the best products and services to mid-sized and growing companies and their investors."
    John C. Shaw, Jr., President of Jefferies, added, "We thank all of our clients, employee partners, and shareholders for their loyal and ongoing support, which has enabled us to continually invest in our platform."

    Conference Call

    A conference call with management discussion of financial results for the fourth quarter and year ended December 31, 2004 will be held January 19 at 11:00 AM (Eastern) and can be accessed at 617-801-9714 (code: 28268944). A replay of the call will be available two hours post-call at 617-801-6888 (code: 89201014). A live audio webcast and delayed replay will also be available under "Investor Relations" at www.jefco.com. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefco.com or by calling 203-708-5975 by 9:30 AM Eastern on January 19.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served mid-sized and growing companies and their investors for over 40 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefco.com).

    Forward-Looking Statements

    This press release contains statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements about our future and may contain expectations regarding revenues, earnings, operations and other financial projections, and may include statements of our operating environment, future performance, positioning, plans and objectives. These forward-looking statements represent only our belief regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. Actual results could differ materially from those projected in these forward-looking statements. Please refer to our recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2004 and other filings we make with the Securities and Exchange Commission for a discussion of important factors that could cause actual results to differ materially from those projected in these forward-looking statements. We do not assume any obligation to update any forward-looking statement we make.




                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                              (Unaudited)

                              Three Months Ended       Year Ended
                             ------------------- ---------------------
                              Dec. 31,  Dec. 31,   Dec. 31,   Dec. 31,
                                2004      2003        2004      2003
                             --------- --------- ----------- ---------

 Revenues:
   Commissions               $ 58,513  $ 64,385  $  258,838  $250,191
   Principal transactions      80,544    85,663     358,213   301,299
   Investment banking         105,738    98,689     352,804   229,608
   Asset management fees and
     investment income from
     managed funds             27,154    11,952      81,184    32,769
   Interest                    49,318    26,621     134,450   102,403
   Other                        4,006     1,951      13,150    10,446
                             --------- --------- ----------- ---------
     Total revenues           325,273   289,261   1,198,639   926,716
 Interest expense              47,188    23,557     140,394    97,102
                             --------- --------- ----------- ---------
 Revenues, net of interest
  expense                     278,085   265,704   1,058,245   829,614
                             --------- --------- ----------- ---------

 Non-interest expenses:
   Compensation and benefits  159,696   149,201     595,887   474,709
   Floor brokerage and
    clearing fees              13,172    12,599      52,922    48,217
   Technology and
    communications             15,923    15,959      64,555    58,581
   Occupancy and equipment
    rental                     10,247     7,885      39,553    32,534
   Business development        10,477     8,890      35,006    26,481
   Other                       12,426    18,336      43,333    44,559
                             --------- --------- ----------- ---------
    Total non-interest
     expenses                 221,941   212,870     831,256   685,081
                             --------- --------- ----------- ---------

 Earnings before income taxes
  and minority interest        56,144    52,834     226,989   144,533
 Income taxes                  19,975    19,233      83,955    52,851
                             --------- --------- ----------- ---------
 Earnings before minority
  interest                     36,169    33,601     143,034    91,682
 Minority interest in
  earnings of consolidated
  subsidiaries, net               773     3,005      11,668     7,631
                             --------- --------- ----------- ---------
 Net earnings                $ 35,396  $ 30,596  $  131,366  $ 84,051
                             ========= ========= =========== =========

 Earnings per share:
   Basic                     $   0.61  $   0.57  $     2.29  $   1.58
                             ========= ========= =========== =========
   Diluted                   $   0.55  $   0.50  $     2.06  $   1.42
                             ========= ========= =========== =========

 Weighted average shares:
   Basic                       58,112    54,113      57,453    53,090
   Diluted                     64,744    61,039      63,908    59,266

 Compensation and benefits /
  net revenues                   57.4%     56.2%       56.3%     57.2%


All share and per share information has been restated to retroactively reflect the effect of the two-for-one stock split declared by the Board of Directors on July 14, 2003 and effected as a stock dividend on August 15, 2003.


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Dollars in Thousands, Except Per Share Amounts)
                              (Unaudited)

                                   Quarters ended
              --------------------------------------------------------
              12/31/2004  9/30/2004  6/25/2004  3/26/2004  12/31/2003
              ----------- ---------- ---------- ---------- -----------
 Statement of
  Earnings
--------------
Revenues, net
 of interest
 expense        $278,085   $253,786   $247,867   $278,507    $265,704
Non-interest
 expenses:
  Compensation
   and benefits  159,696    141,434    135,819    158,938     149,201
  Non-personnel
   expenses       62,245     57,402     57,372     58,350      63,669
             ----------- ---------- ---------- ---------- -----------
Earnings
 before income
 taxes and
 minority
 interest         56,144     54,950     54,676     61,219      52,834
Income taxes      19,975     21,516     21,207     21,257      19,233
             ----------- ---------- ---------- ---------- -----------
Earnings
 before
 minority
 interest         36,169     33,434     33,469     39,962      33,601
Minority
 interest in
 earnings of
 consolidated
 subsidiaries,
 net                 773      1,159      1,683      8,053       3,005
              ----------- ---------- ---------- ---------- -----------
  Net earnings   $35,396    $32,275    $31,786    $31,909     $30,596
              =========== ========== ========== ========== ===========

 Diluted
  earnings per
  share            $0.55      $0.51      $0.50      $0.51       $0.50
              =========== ========== ========== ========== ===========

 Financial
  Ratios
--------------
 Pretax
  operating
  margin            20.2%      21.7%      22.1%      22.0%       19.9%
 Compensation
  and benefits
  / net revenues    57.4%      55.7%      54.8%      57.1%       56.2%
 Effective tax
  rate              35.6%      39.2%      38.8%      34.7%       36.4%



                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                   (Dollars and Shares in Thousands)
                              (Unaudited)


                                     Quarters ended
                  ----------------------------------------------------
                  12/31/2004 9/30/2004 6/25/2004 3/26/2004 12/31/2003
                  ---------- --------- --------- --------- ----------
Revenues by Source
------------------
Commissions and
 principal
 transactions:
   Equities          $89,478  $112,192   $88,605   $92,741    $92,021
   International      19,128    19,027    19,901    25,068     21,507
   High yield          9,829    10,845    11,830    12,380     13,866
   Convertibles        6,474     5,913     5,449     7,578      6,899
   Execution           7,350     7,989     8,637     8,570      6,493
   Bonds Direct        7,472    11,604    10,795    11,152      8,600
   Other
    proprietary         (674)    3,462     3,002     1,254        662
                  ---------- --------- --------- --------- ----------
     Total           139,057   171,032   148,219   158,743    150,048
Investment banking   105,738    72,122    83,572    91,372     98,689
Asset management
 fees and
 investment income
 from managed funds:
   Asset
    management fees   12,472     7,990     7,641    10,105      6,690
   Investment
    income from
    managed funds     14,682     3,628    10,970    13,696      5,262
                  ---------- --------- --------- --------- ----------
     Total            27,154    11,618    18,611    23,801     11,952
Interest              49,318    35,948    24,445    24,739     26,621
Other                  4,006     2,382     2,323     4,439      1,951
                  ---------- --------- --------- --------- ----------
   Total revenues   $325,273  $293,102  $277,170  $303,094   $289,261
                  ========== ========= ========= ========= ==========

Other Data
------------------
Number of trading
 days                     64        67        62        59         66
Average employees      1,750     1,749     1,692     1,612      1,432
Common shares
 outstanding          57,289    56,872    57,202    56,808     56,702
Weighted average
 shares:
   Basic              58,112    57,833    57,559    56,298     54,113
   Diluted            64,744    63,867    63,927    63,078     61,039



    As of December 31, 2004, stockholders' equity amounted to $1.0 billion, resulting in a book value of $18.14 per share.

    CONTACT: Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338